Exhibit 99.3

July 10, 2009

Given the new organizational structure announced in January 2009 and the reformatted Quarterly Financial Data Supplement, we have re-mapped historical press release disclosed items to match the new disclosure.  Every item has been allocated by product on a pre-tax and after-tax basis; Citicorp items also have been allocated by region. This re-mapping document is intended to assist the historical analysis process.

If you have any questions, please do not hesitate to contact us at (212) 559-2718 or at investorrelations@citi.com.

Thank you.

1Q’07 ($mm)

	Pre-tax				After-tax
	(1) MasterCard	(2) Restructuring	(3) FAS157	(4) APB23	(1) MasterCard	(2) Restructuring	(3) FAS157	(4) APB23
North America	161	—	—	—	103	—	—	—
EMEA	3	—	—	—	2	—	—	6
Latin America	78	—	—	—	50	—	—	—
Asia	21	—	—	—	14	—	—	21
Regional Consumer Banking	263	—		—	169	—	—	27

North America	—	—	132	—	—	—	81	—
EMEA	—	—	52	—	—	—	32	52
Latin America	—	—	12	—	—	—	7	—
Asia	—	—	24	—	—	—	15	27
Securities and Banking	—	—	220	—	—	—	135	79

North America	—	—	—	—	—	—	—	—
EMEA	—	—	—	—	—	—	—	15
Latin America	—	—	—	—	—	—	—	—
Asia	—	—	—	—	—	—	—	8
Transaction Services	—	—	—	—	—	—	—	23

Total Citicorp	263	—	220	—	169	—	135	129

Brokerage and Asset Management	—	—	—	—	—	—	—	2

Local Consumer Lending	5	—	—	—	3	—	—	—

Special Asset Pool	—	—	—	—	—	—	—	—

Total Citi Holdings	5	—	—	—	3	—	—	2

Corporate/Other	—	(1,377)	—	—	—	(871)	—	—

Total Citi (Continuing Ops)	268	(1,377)	220	—	172	(871)	135	131

Discontinued Operations	—	—	—	—	—	—	—	—

Total Citi	268	(1,377)	220	—	172	(871)	135	131

Previous disclosure

	(1) MasterCard	(2) Restructuring	(3) FAS157	(4) APB23	(1) MasterCard	(2) Restructuring	(3) FAS157	(4) APB23
North America	161	—	—	—	103	—	—	—
EMEA	7	—	—	—	5	—	—	4
Latin America	37	—	—	—	24	—	—	—
Asia	21	—	—	—	14	—	—	8
Global Cards	226	—	—	—	146	—	—	12

North America	—	—	—	—	—	—	—	—
EMEA	—	—	—	—	—	—	—	2
Latin America	41	—	—	—	26	—	—	—
Asia	—	—	—	—	—	—	—	13
Consumer Banking	41	—	—	—	26	—	—	15

North America	—	—	132	—	—	—	81	—
EMEA	—	—	52	—	—	—	32	52
Latin America	—	—	12	—	—	—	7	—
Asia	—	—	24	—	—	—	15	27
Securities and Banking	—	—	220	—	—	—	135	79

North America	—	—	—	—	—	—	—	—
EMEA	—	—	—	—	—	—	—	15
Latin America	—	—	—	—	—	—	—	—
Asia	—	—	—	—	—	—	—	8
Transaction Services	—	—	—	—	—	—	—	23

North America	—	—	—	—	—	—	—	—
EMEA	—	—	—	—	—	—	—	—
Latin America	—	—	—	—	—	—	—	—
Asia	—	—	—	—	—	—	—	2
Global Wealth Management	—	—	—	—	—	—	—	2

Corporate/Other	—	(1,377)	—	—	—	(871)	—	—

Total Citi (Continuing Ops)	267	(1,377)	220	—	172	(871)	135	131

Discontinued Operations	—	—	—	—	—	—	—	—

Total Citi	267	(1,377)	220	—	172	(871)	135	131

(1) Gain on sale of MasterCard shares.

(2) Charge related to the structural expense review.

(3) Impact related to the early adoption of FAS 157.

(4) Tax benefit due to initial application of APB 23 to certain foreign subsidiaries.

Re-formatted totals may not match historicals due to rounding.

Reclassified to conform to the current period’s presentation.

2Q'07 ($mm)

	Pre-tax		After-tax
	(1) Litig. Res. Release	(2) APB23	(1) Litig. Res. Release	(2) APB23
North America	—	—	—	—
EMEA	—	—	—	—
Latin America	—	—	—	—
Asia	—	—	—	—
Regional Consumer Banking	—	—	—	—

North America	300	—	188	—
EMEA	—	—	—	73
Latin America	—	—	—	15
Asia	—	—	—	8
Securities and Banking	300	—	188	96

North America	—	—	—	—
EMEA	—	—	—	—
Latin America	—	—	—	—
Asia	—	—	—	—
Transaction Services	—	—	—	—

Total Citicorp	300	—	188	96

Brokerage and Asset Management	—	—	—	—

Local Consumer Lending	—	—	—	—

Special Asset Pool	—	—	—	—

Total Citi Holdings	—	—	—	—

Corporate/Other	—	—	—	—

Total Citi (Continuing Ops)	300	—	188	96

Discontinued Operations	—	—	—	—

Total Citi	300	—	188	96

Previous disclosure

	(1) Litig. Res. Release	(2) APB23	(1) Litig. Res. Release	(2) APB23
North America	—	—	—	—
EMEA	—	—	—	—
Latin America	—	—	—	—
Asia	—	—	—	—
Global Cards	—	—	—	—

North America	—	—	—	—
EMEA	—	—	—	—
Latin America	—	—	—	—
Asia	—	—	—	—
Consumer Banking	—	—	—	—

North America	300	—	188	—
EMEA	—	—	—	31
Latin America	—	—	—	—
Asia	—	—	—	—
Securities and Banking	300	—	188	31

North America	—	—	—	—
EMEA	—	—	—	—
Latin America	—	—	—	—
Asia	—	—	—	—
Transaction Services	—	—	—	—

North America	—	—	—	—
EMEA	—	—	—	42
Latin America	—	—	—	8
Asia	—	—	—	15
Global Wealth Management	—	—	—	65

Corporate/Other	—	—	—	—

Total Citi (Continuing Ops)	300	—	188	96

Discontinued Operations	—	—	—	—

Total Citi	300	—	188	96

(1)  Release of litigation reserves related to Enron, WorldCom, Research and IPO-related matters.

(2)  Tax benefit related to the initial application of APB 23 to certain foreign subsidiaries.

Re-formatted totals may not match historicals due to rounding.

Reclassified to conform to the current period's presentation.

3Q’07 ($mm)

	Pre-tax		After-tax
	(1) Redecard	(2) CFJ Intangibles	(1) Redecard	(2) CFJ Intangibles
North America	—	—	—	—
EMEA	—	—	—	—
Latin America	—	—	—	—
Asia	—	—	—	—
Regional Consumer Banking	—	—	—	—

North America	—	—	—	—
EMEA	—	—	—	—
Latin America	—	—	—	—
Asia	—	—	—	—
Securities and Banking	—	—	—	—

North America	—	—	—	—
EMEA	—	—	—	—
Latin America	—	—	—	—
Asia	—	—	—	—
Transaction Services	—	—	—	—

Total Citicorp	—	—	—	—

Brokerage and Asset Management	—	—	—	—

Local Consumer Lending	729	(152)	469	(98)

Special Asset Pool	—	—	—	—

Total Citi Holdings	729	(152)	469	(98)

Corporate/Other	—	—	—	—

Total Citi (Continuing Ops)	729	(152)	469	(98)

Discontinued Operations	—	—	—	—

Total Citi	729	(152)	469	(98)

Previous disclosure

	(1) Redecard	(2) CFJ Intangibles	(1) Redecard	(2) CFJ Intangibles
North America	—	—	—	—
EMEA	—	—	—	—
Latin America	729	—	469	—
Asia	—	—	—	—
Global Cards	729	—	469	—

North America	—	—	—	—
EMEA	—	—	—	—
Latin America	—	—	—	—
Asia	—	(152)	—	(98)
Consumer Banking	—	(152)	—	(98)

North America	—	—	—	—
EMEA	—	—	—	—
Latin America	—	—	—	—
Asia	—	—	—	—
Securities and Banking	—	—	—	—

North America	—	—	—	—
EMEA	—	—	—	—
Latin America	—	—	—	—
Asia	—	—	—	—
Transaction Services	—	—	—	—

North America	—	—	—	—
EMEA	—	—	—	—
Latin America	—	—	—	—
Asia	—	—	—	—
Global Wealth Management	—	—	—	—

Corporate/Other	—	—	—	—

Total Citi (Continuing Ops)	729	(152)	469	(98)

Discontinued Operations	—	—	—	—

Total Citi	729	(152)	469	(98)

(1)  Gain on sale of Redecard shares.  Sale of Redecard shares was previously announced on July 16, 2007.

(2)  Write-down of intangibles and fixed assets in Consumer Finance Japan.

Re-formatted totals may not match historicals due to rounding.

Reclassified to conform to the current period's presentation.

4Q’07 ($mm)

	Pre-tax						After-tax
	(1) MasterCard	(2) Visa Gain	(3) Visa Litigation	(4) Restructuring	(5) Simplex	(6) CFJ Charge	(1) MasterCard	(2) Visa Gain	(3) Visa Litigation	(4) Restructuring	(5) Simplex	(6) CFJ Charge
North America	136	—	(292)	(3)	—	—	87	—	(190)	(2)	—	—
EMEA	—	29	—	—	—	—	—	19	—	—	—	—
Latin America	—	228	—	(4)	—	—	—	136	—	(3)	—	—
Asia	—	245	—	(4)	—	—	—	159	—	(2)	—	—
Regional Consumer Banking	136	502	(292)	(11)	—	—	87	314	(190)	(7)	—	—

North America	—	—	—	(209)	—	—	—	—	—	(130)	—	—
EMEA	—	—	—	(143)	—	—	—	—	—	(90)	—	—
Latin America	—	—	—	(6)	—	—	—	—	—	(4)	—	—
Asia	—	—	—	(44)	—	—	—	—	—	(28)	—	—
Securities and Banking	—	—	—	(402)	—	—	—	—	—	(252)	—	—

North America	16	—	(14)	(30)	—	—	12	—	(9)	(19)	—	—
EMEA	—	1	—	(32)	—	—	—	1	—	(20)	—	—
Latin America	—	7	—	(2)	—	—	—	5	—	(1)	—	—
Asia	—	20	—	(3)	—	—	—	14	—	(2)	—	—
Transaction Services	16	28	(14)	(67)	—	—	12	20	(9)	(42)	—	—

Total Citicorp	152	530	(306)	(480)	—	—	99	334	(199)	(301)	—	—

Brokerage and Asset Management	—	—	—	(18)	—	—	—	—	—	(11)	—	—

Local Consumer Lending	—	4	—	(41)	—	(188)	—	3	—	(25)	—	(122)

Special Asset Pool	—	—	—	—	313	—	—	—	—	—	106	—

Total Citi Holdings	—	4	—	(59)	313	(188)	—	3	—	(36)	106	(122)

Corporate/Other	—	—	—	—	—	—	—	—	—	—	—	—

Total Citi (Continuing Ops)	152	534	(306)	(539)	313	(188)	99	337	(199)	(337)	106	(122)

Discontinued Operations	—	—	—	—	—	—	—	—	—	—	—	—

Total Citi	152	534	(306)	(539)	313	(188)	99	337	(199)	(337)	106	(122)

Previous disclosure

	(1) MasterCard	(2) Visa Gain	(3) Visa Litigation	(4) Restructuring	(5) Simplex	(6) CFJ Charge	(1) MasterCard	(2) Visa Gain	(3) Visa Litigation	(4) Restructuring	(5) Simplex	(6) CFJ Charge
North America	136	—	(292)	(6)	—	—	87	—	(190)	(4)	—	—
EMEA	—	22	—	(1)	—	—	—	15	—	(1)	—	—
Latin America	—	184	—	(1)	—	—	—	118	—	(1)	—	—
Asia	—	241	—	(1)	—	—	—	157	—	(1)	—	—
Global Cards	136	447	(292)	(9)	—	—	87	290	(190)	(7)	—	—

North America	—	—	—	(16)	—	—	—	—	—	(10)	—	—
EMEA	—	11	—	(3)	—	—	—	7	—	(2)	—	—
Latin America	—	44	—	(3)	—	—	—	18	—	(2)	—	—
Asia	—	4	—	(3)	313	(188)	—	3	—	(2)	106	(122)
Consumer Banking	—	59	—	(25)	313	(188)	—	28	—	(16)	106	(122)

North America	—	—	—	(202)	—	—	—	—	—	(125)	—	—
EMEA	—	—	—	(141)	—	—	—	—	—	(89)	—	—
Latin America	—	—	—	(5)	—	—	—	—	—	(3)	—	—
Asia	—	—	—	(22)	—	—	—	—	—	(14)	—	—
Securities and Banking	—	—	—	(370)	—	—	—	—	—	(231)	—	—

North America	16	—	(14)	(30)	—	—	12	—	(9)	(19)	—	—
EMEA	—	1	—	(32)	—	—	—	1	—	(20)	—	—
Latin America	—	7	—	(2)	—	—	—	5	—	(1)	—	—
Asia	—	20	—	(3)	—	—	—	14	—	(2)	—	—
Transaction Services	16	28	(14)	(67)	—	—	12	20	(9)	(42)	—	—

North America	—	—	—	(22)	—	—	—	—	—	(14)	—	—
EMEA	—	—	—	(22)	—	—	—	—	—	(14)	—	—
Latin America	—	—	—	(1)	—	—	—	—	—	—	—	—
Asia	—	—	—	(22)	—	—	—	—	—	(13)	—	—
Global Wealth Management	—	—	—	(67)	—	—	—	—	—	(41)	—	—

Corporate/Other	—	—	—	—	—	—	—	—	—	—	—	—

Total Citi (Continuing Ops)	152	534	(306)	(538)	313	(188)	99	338	(199)	(337)	106	(122)

Discontinued Operations	—	—	—	—	—	—	—	—	—	—	—	—

Total Citi	152	534	(306)	(538)	313	(188)	99	338	(199)	(337)	106	(122)

(1)  Gain on sale of MasterCard shares.

(2)  Gain on Visa Inc. shares.

(3)  Charge related to Citi’s pro-rata share of certain Visa Inc.-related litigation exposures.

(4)  Charge related to headcount reductions.

(5)  Gain on sale of ownership in Simplex Investment Advisors in Japan.

(6)  Charge to increase reserves for customer settlements in Consumer Finance Japan.

Re-formatted totals may not match historicals due to rounding.

Reclassified to conform to the current period’s presentation.

1Q’08 ($mm)

	Pre-tax								After-tax
	(1) Visa Gain	(2) Visa Litigation Release	(3) Redecard	(4) Legal Vehicle Restructuring	(5) Write- Down of Euity Investment	(6) Citi- Managed Fund Reserve	(7) Old Lane Intangibles	(8) Repositioning Charges	(1) Visa Gain	(2) Visa Litigation Release	(3) Redecard	(4) Legal Vehicle Restructuring	(5) Write- Down of Euity Investment	(6) Citi- Managed Fund Reserve	(7) Old Lane Intangibles	(8) Repositioning Charges
North America	349	159	—	—	—	—	—	(65)	224	102	—	—	—	—	—	(40)
EMEA	(2)	—	—	—	—	—	—	(8)	(1)	—	—	—	—	—	—	(5)
Latin America	17	—	—	257	—	—	—	(7)	11	—	—	166	—	—	—	(4)
Asia	81	—	—	—	—	—	—	(16)	52	—	—	—	—	—	—	(10)
Regional Consumer Banking	445	159	—	257	—	—	—	(96)	286	102	—	166	—	—	—	(59)

North America	—	—	—	—	—	(17)	—	(122)	—	—	—	—	—	(11)	—	(76)
EMEA	—	—	—	—	—	—	—	(157)	—	—	—	—	—	—	—	(98)
Latin America	—	—	—	20	—	—	—	(4)	—	—	—	13	—	—	—	(2)
Asia	—	—	—	—	—	—	—	(29)	—	—	—	—	—	—	—	(18)
Securities and Banking	—	—	—	20	—	(17)	—	(312)	—	—	—	13	—	(11)	—	(194)

North America	17	7	—	—	—	—	—	(8)	11	5	—	—	—	—	—	(5)
EMEA	—	—	—	—	—	—	—	(17)	—	—	—	—	—	—	—	(11)
Latin America	—	—	—	5	—	—	—	—	—	—	—	3	—	—	—	—
Asia	4	—	—	—	—	—	—	—	2	—	—	—	—	—	—	—
Transaction Services	21	7	—	5	—	—	—	(25)	13	5	—	3	—	—	—	(16)

Total Citicorp	466	166	—	282	—	(17)	—	(433)	299	107	—	182	—	(11)	—	(269)

Brokerage and Asset Management	—	—	—	—	—	(233)	(202)	(11)	—	—	—	—	—	(151)	(129)	(7)

Local Consumer Lending	1	—	661	—	—	—	—	(141)	—	—	426	—	—	—	—	(93)

Special Asset Pool	—	—	—	—	(212)	—	—	—	—	—	—	—	(138)	—	—	—

Total Citi Holdings	1	—	661	—	(212)	(233)	(202)	(152)	—	—	426	—	(138)	(151)	(129)	(100)

Corporate/Other	—	—	—	—	—	—	—	(33)	—	—	—	—	—	—	—	(20)

Total Citi (Continuing Ops)	467	166	661	282	(212)	(250)	(202)	(618)	299	107	426	182	(138)	(162)	(129)	(389)

Discontinued Operations	—	—	—	—	—	—	—	(6)	—	—	—	—	—	—	—	(4)

Total Citi	467	166	661	282	(212)	(250)	(202)	(624)	299	107	426	182	(138)	(162)	(129)	(393)

Previous disclosure

	(1) Visa Gain	(2) Visa Litigation Release	(3) Redecard	(4) Legal Vehicle Restructuring	(5) Write- Down of Euity Investment	(6) Citi- Managed Fund Reserve	(7) Old Lane Intangibles	(8) Repositioning Charges	(1) Visa Gain	(2) Visa Litigation Release	(3) Redecard	(4) Legal Vehicle Restructuring	(5) Write- Down of Euity Investment	(6) Citi- Managed Fund Reserve	(7) Old Lane Intangibles	(8) Repositioning Charges
North America	349	159	—	—	—	—	—	(4)	224	102	—	—	—	—	—	(3)
EMEA	(1)	—	—	—	—	—	—	(7)	(1)	—	—	—	—	—	—	(5)
Latin America	10	—	661	36	—	—	—	(1)	7	—	426	23	—	—	—	—
Asia	81	—	—	—	—	—	—	(11)	51	—	—	—	—	—	—	(7)
Global Cards	439	159	661	36	—	—	—	(23)	281	102	426	23	—	—	—	(15)

North America	—	—	—	—	—	—	—	(125)	—	—	—	—	—	—	—	(77)
EMEA	—	—	—	—	—	—	—	(71)	(1)	—	—	—	—	—	—	(50)
Latin America	7	—	—	221	—	—	—	(6)	7	—	—	142	—	—	—	(4)
Asia	1	—	—	—	—	—	—	(11)	(1)	—	—	—	—	—	—	(7)
Consumer Banking	8	—	—	221	—	—	—	(213)	5	—	—	142	—	—	—	(138)

North America	—	—	—	—	—	—	(202)	(120)	—	—	—	—	—	—	(129)	(76)
EMEA	—	—	—	—	—	—	—	(154)	—	—	—	—	—	—	—	(96)
Latin America	—	—	—	17	—	—	—	(2)	—	—	—	11	—	—	—	(2)
Asia	—	—	—	—	(212)	—	—	(29)	—	—	—	—	(138)	—	—	(18)
Securities and Banking	—	—	—	17	(212)	—	(202)	(305)	—	—	—	11	(138)	—	(129)	(192)

North America	17	7	—	—	—	—	—	(8)	11	5	—	—	—	—	—	(5)
EMEA	—	—	—	—	—	—	—	(17)	—	—	—	—	—	—	—	(11)
Latin America	—	—	—	5	—	—	—	—	—	—	—	3	—	—	—	—
Asia	4	—	—	—	—	—	—	—	2	—	—	—	—	—	—	—
Transaction Services	21	7	—	5	—	—	—	(25)	13	5	—	3	—	—	—	(16)

North America	—	—	—	—	—	(250)	—	(12)	—	—	—	—	—	(163)	—	(7)
EMEA	—	—	—	—	—	—	—	(6)	—	—	—	—	—	—	—	(4)
Latin America	—	—	—	3	—	—	—	(2)	—	—	—	2	—	—	—	(1)
Asia	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Global Wealth Management	—	—	—	3	—	(250)	—	(20)	—	—	—	2	—	(163)	—	(12)

Corporate/Other	—	—	—	—	—	—	—	(33)	—	—	—	—	—	—	—	(20)

Total Citi (Continuing Ops)	468	166	661	282	(212)	(250)	(202)	(619)	299	107	426	181	(138)	(163)	(129)	(393)

Discontinued Operations	—	—	—	—	—	—	—	(1)	—	—	—	—	—	—	—	(1)

Total Citi	468	166	661	282	(212)	(250)	(202)	(620)	299	107	426	181	(138)	(163)	(129)	(394)

(1)  Gain on Visa shares.

(2)  Partial release of the Visa-related litigation reserve.

(3)  Gain on Redecard shares.

(4)  Expense benefit related to legal vehicle restructuring in Mexico.

(5)  Write-down of equity investment held by Nikko Cordial.

(6)  Reserve related to facilitating the liquidation of investments in the Falcon Funds for GWM clients.

(7)  Write-down of Old Lane multi-strategy hedge fund intangible asset.

(8)  Repositioning charges.

Re-formatted totals may not match historicals due to rounding.

Reclassified to conform to the current period’s presentation.

2Q’08 ($mm)

	Pre-tax			After-tax
	(1) Cards Portfolio Sale	(2) CitiCapital Sale	(3) Repositioning Charges	(1) Cards Portfolio Sale	(2) CitiCapital Sale	(3) Repositioning Charges
North America	170	—	(55)	107	—	(34)
EMEA	—	—	—	—	—	—
Latin America	—	—	—	—	—	—
Asia	—	—	(1)	—	—	(1)
Regional Consumer Banking	170	—	(56)	107	—	(35)

North America	—	—	(147)	—	—	(89)
EMEA	—	—	(82)	—	—	(51)
Latin America	—	—	(8)	—	—	(5)
Asia	—	—	(19)	—	—	(11)
Securities and Banking	—	—	(256)	—	—	(156)

North America	—	—	(1)	—	—	(1)
EMEA	—	—	—	—	—	—
Latin America	—	—	—	—	—	—
Asia	—	—	(1)	—	—	—
Transaction Services	—	—	(2)	—	—	(1)

Total Citicorp	170	—	(314)	107	—	(192)

Brokerage and Asset Management	—	—	(23)	—	—	(14)

Local Consumer Lending	—	—	(85)	—	—	(54)

Special Asset Pool	—	—	—	—	—	—

Total Citi Holdings	—	—	(108)	—	—	(68)

Corporate/Other	—	—	(24)	—	—	(15)

Total Citi (Continuing Ops)	170	—	(446)	107	—	(275)

Discontinued Operations	—	(517)	—	—	(309)	—

Total Citi	170	(517)	(446)	107	(309)	(275)

Previous disclosure

	(1) Cards Portfolio Sale	(2) CitiCapital Sale	(3) Repositioning Charges	(1) Cards Portfolio Sale	(2) CitiCapital Sale	(3) Repositioning Charges
North America	170	—	(9)	107	—	(6)
EMEA	—	—	—	—	—	—
Latin America	—	—	—	—	—	—
Asia	—	—	(2)	—	—	(1)
Global Cards	170	—	(11)	107	—	(7)

North America	—	—	(92)	—	—	(56)
EMEA	—	—	(24)	—	—	(15)
Latin America	—	—	—	—	—	—
Asia	—	—	(15)	—	—	(9)
Consumer Banking	—	—	(131)	—	—	(80)

North America	—	—	(141)	—	—	(85)
EMEA	—	—	(82)	—	—	(51)
Latin America	—	—	(8)	—	—	(5)
Asia	—	—	(27)	—	—	(18)
Securities and Banking	—	—	(258)	—	—	(159)

North America	—	—	(1)	—	—	(1)
EMEA	—	—	—	—	—	—
Latin America	—	—	—	—	—	—
Asia	—	—	(1)	—	—	—
Transaction Services	—	—	(2)	—	—	(1)

North America	—	—	(29)	—	—	(18)
EMEA	—	—	—	—	—	—
Latin America	—	—	—	—	—	—
Asia	—	—	8	—	—	7
Global Wealth Management	—	—	(21)	—	—	(11)

Corporate/Other	—	—	(24)	—	—	(15)

Total Citi (Continuing Ops)	170	—	(447)	107	—	(273)

Discontinued Operations	—	(517)	—	—	(309)	—

Total Citi	170	(517)	(447)	107	(309)	(273)

(1)  Gain on Cards portfolio sale.

(2)  Loss on sale of CitiCapital. This item was not originally included in the 2Q’08 PRDI schedule, but was disclosed in the subsequent 10-Q.

(3)  Repositioning charges.

Re-formatted totals may not match historicals due to rounding.

Reclassified to conform to the current period’s presentation.

3Q’08 ($mm)

	Pre-tax				After-tax
	(1) ARS Settlement	(2) Repositioning Charges	(3) CitiStreet	(4) Germany Hedging + Tax Benefit	(1) ARS Settlement	(2) Repositioning Charges	(3) CitiStreet	(4) Germany Hedging + Tax Benefit
North America	—	(6)	—	—	—	(4)	—	—
EMEA	—	5	—	—	—	3	—	—
Latin America	—	(78)	—	—	—	(50)	—	—
Asia	—	(6)	—	—	—	(4)	—	—
Regional Consumer Banking	—	(85)	—	—	—	(55)	—	—

North America	(356)	(45)	—	—	(236)	(24)	—	—
EMEA	—	(12)	—	—	—	(7)	—	—
Latin America	—	(16)	—	—	—	(16)	—	—
Asia	—	(21)	—	—	—	(13)	—	—
Securities and Banking	(356)	(94)	—	—	(236)	(60)	—	—

North America	—	(1)	—	—	—	(1)	—	—
EMEA	—	—	—	—	—	—	—	—
Latin America	—	—	—	—	—	—	—	—
Asia	—	(1)	—	—	—	(1)	—	—
Transaction Services	—	(2)	—	—	—	(2)	—	—

Total Citicorp	(356)	(181)	—	—	(236)	(117)	—	—

Brokerage and Asset Management	(356)	(146)	347	—	(236)	(89)	222	—

Local Consumer Lending	—	(88)	—	—	—	(55)	—	—

Special Asset Pool	—	(1)	—	—	—	—	—	—

Total Citi Holdings	(356)	(235)	347	—	(236)	(144)	222	—

Corporate/Other	—	(42)	—	—	—	(27)	—	—

Total Citi (Continuing Ops)	(712)	(458)	347	—	(472)	(288)	222	—

Discontinued Operations	—	—	—	330	—	—	—	492

Total Citi	(712)	(458)	347	330	(472)	(288)	222	492

Previous disclosure

	(1) ARS Settlement	(2) Repositioning Charges	(3) CitiStreet	(4) Germany Hedging + Tax Benefit	(1) ARS Settlement	(2) Repositioning Charges	(3) CitiStreet	(4) Germany Hedging + Tax Benefit
North America	—	—	—	—	—	—	—	—
EMEA	—	—	—	—	—	—	—	—
Latin America	—	(17)	—	—	—	(11)	—	—
Asia	—	(6)	—	—	—	(4)	—	—
Global Cards	—	(23)	—	—	—	(15)	—	—

North America	—	(87)	—	—	—	(54)	—	—
EMEA	—	5	—	—	—	3	—	—
Latin America	—	(61)	—	—	—	(39)	—	—
Asia	—	(7)	—	—	—	(5)	—	—
Consumer Banking	—	(150)	—	—	—	(95)	—	—

North America	(356)	(177)	—	—	(236)	(110)	—	—
EMEA	—	(9)	—	—	—	(6)	—	—
Latin America	—	(14)	—	—	—	(9)	—	—
Asia	—	(21)	—	—	—	(13)	—	—
Securities and Banking	(356)	(221)	—	—	(236)	(138)	—	—

North America	—	(1)	—	—	—	(1)	—	—
EMEA	—	—	—	—	—	—	—	—
Latin America	—	(2)	—	—	—	(1)	—	—
Asia	—	(1)	—	—	—	(1)	—	—
Transaction Services	—	(4)	—	—	—	(3)	—	—

North America	(356)	(10)	347	—	(236)	(6)	222	—
EMEA	—	(3)	—	—	—	(2)	—	—
Latin America	—	(1)	—	—	—	(1)	—	—
Asia	—	(5)	—	—	—	(3)	—	—
Global Wealth Management	(356)	(19)	347	—	(236)	(12)	222	—

Corporate/Other	—	(42)	—	—	—	(27)	—	—

Total Citi (Continuing Ops)	(712)	(459)	347	—	(472)	(290)	222	—

Discontinued Operations	—	—	—	330	—	—	—	492

Total Citi	(712)	(459)	347	330	(472)	(290)	222	492

(1)	Write-downs and expenses related to the Auction Rate Securities settlement.
(2)	Repositioning charges.
(3)	Gain on sale of CitiStreet.
(4)

FX hedge and tax benefit related to the German retail banking operations sale. These items were not originally included in the 3Q’08 PRDI schedule, but the tax benefit was disclosed in the subsequent 10-Q and the hedge benefit in the 2008 10-K.

Re-formatted totals may not match historicals due to rounding.

Reclassified to conform to the current period’s presentation.

4Q’08 ($mm)

	Pre-tax								After-tax
	(1) Restructuring Charges	(2) NAM Impairment	(3) CFJ Reserve	(4) ARS Settlement	(5) Citi Global Services Sale	(6) CFJ Tax Benefit	(7) German retail banking sale	(8) Goodwill Impairment	(1) Restructuring Charges	(2) NAM Impairment	(3) CFJ Reserve	(4) ARS Settlement	(5) Citi Global Services Sale	(6) CFJ Tax Benefit	(7) German retail banking sale	(8) Goodwill Impairment
North America	(91)	—	—	—	—	—	—	(2,289)	(56)	—	—	—	—	—	—	(2,006)
EMEA	(20)	—	—	—	—	—	—	—	(13)	—	—	—	—	—	—	—
Latin America	(40)	—	—	—	—	—	—	(4,258)	(26)	—	—	—	—	—	—	(4,121)
Asia	(72)	—	—	—	—	—	—	—	(46)	—	—	—	—	125	—	—
Regional Consumer Banking	(223)	—	—	—	—	—	—	(6,547)	(141)	—	—	—	—	125	—	(6,127)

North America	(246)	—	—	(87)	—	—	—	—	(149)	—	—	(53)	—	—	—	—
EMEA	(133)	—	—	—	—	—	—	—	(83)	—	—	—	—	—	—	—
Latin America	(21)	—	—	—	—	—	—	—	(13)	—	—	—	—	—	—	—
Asia	(85)	—	—	—	—	—	—	—	(52)	—	—	—	—	107	—	—
Securities and Banking	(485)	—	—	(87)	—	—	—	—	(297)	—	—	(53)	—	107	—	—

North America	(22)	—	—	—	—	—	—	—	(13)	—	—	—	—	—	—	—
EMEA	(23)	—	—	—	—	—	—	—	(14)	—	—	—	—	—	—	—
Latin America	(2)	—	—	—	—	—	—	—	(1)	—	—	—	—	—	—	—
Asia	(15)	—	—	—	—	—	—	—	(9)	—	—	—	—	12	—	—
Transaction Services	(62)	—	—	—	—	—	—	—	(37)	—	—	—	—	12	—	—

Total Citicorp	(770)	—	—	(87)	—	—	—	(6,547)	(475)	—	—	(53)	—	244	—	(6,127)

Brokerage and Asset Management	(71)	(937)	—	(87)	—	—	—	—	(35)	(607)	—	(53)	—	—	—	—

Local Consumer Lending	(288)	—	(174)	—	—	—	—	(3,021)	(182)	—	(113)	—	—	750	—	(2,600)

Special Asset Pool	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total Citi Holdings	(359)	(937)	(174)	(87)	—	—	—	(3,021)	(217)	(607)	(113)	(53)	—	750	—	(2,600)

Corporate/Other	(620)	—	—	—	263	—	—	—	(381)	—	—	—	192	—	—	—

Total Citi (Continuing Ops)	(1,749)	(937)	(174)	(174)	263	—	—	(9,568)	(1,073)	(607)	(113)	(106)	192	994	—	(8,727)

Discontinued Operations	(222)	—	—	—	—	—	4,293	—	(144)	—	—	—	—	—	3,919	—

Total Citi	(1,971)	(937)	(174)	(174)	263	—	4,293	(9,568)	(1,217)	(607)	(113)	(106)	192	994	3,919	(8,727)

Previous disclosure

	(1) Restructuring Charges	(2) NAM Impairment	(3) CFJ Reserve	(4) ARS Settlement	(5) Citi Global Services Sale	(6) CFJ Tax Benefit	(7) German retail banking sale	(8) Goodwill Impairment	(1) Restructuring Charges	(2) NAM Impairment	(3) CFJ Reserve	(4) ARS Settlement	(5) Citi Global Services Sale	(6) CFJ Tax Benefit	(7) German retail banking sale	(8) Goodwill Impairment
North America	(97)	—	—	—	—	—	—	—	(60)	—	—	—	—	—	—	—
EMEA	(14)	—	—	—	—	—	—	—	(10)	—	—	—	—	—	—	—
Latin America	(4)	—	—	—	—	—	—	—	(3)	—	—	—	—	—	—	—
Asia	(12)	—	—	—	—	—	—	—	(8)	—	—	—	—	25	—	—
Global Cards	(127)	—	—	—	—	—	—	—	(81)	—	—	—	—	25	—	—

North America	(226)	—	—	—	—	—	—	(5,107)	(142)	—	—	—	—	—	—	(4,474)
EMEA	(55)	—	—	—	—	—	—	(203)	(36)	—	—	—	—	—	—	(131)
Latin America	(36)	—	—	—	—	—	—	(4,258)	(23)	—	—	—	—	—	—	(4,121)
Asia	(66)	—	(174)	—	—	—	—	—	(43)	—	(113)	—	—	850	—	—
Consumer Banking	(383)	—	(174)	—	—	—	—	(9,568)	(244)	—	(113)	—	—	850	—	(8,726)

North America	(235)	—	—	(87)	—	—	—	—	(142)	—	—	(53)	—	—	—	—
EMEA	(128)	—	—	—	—	—	—	—	(79)	—	—	—	—	—	—	—
Latin America	(11)	—	—	—	—	—	—	—	(7)	—	—	—	—	—	—	—
Asia	(84)	(937)	—	—	—	—	—	—	(51)	(607)	—	—	—	107	—	—
Securities and Banking	(458)	(937)	—	(87)	—	—	—	—	(279)	(607)	—	(53)	—	107	—	—

North America	(22)	—	—	—	—	—	—	—	(13)	—	—	—	—	—	—	—
EMEA	(23)	—	—	—	—	—	—	—	(14)	—	—	—	—	—	—	—
Latin America	(2)	—	—	—	—	—	—	—	(1)	—	—	—	—	—	—	—
Asia	(15)	—	—	—	—	—	—	—	(9)	—	—	—	—	12	—	—
Transaction Services	(62)	—	—	—	—	—	—	—	(37)	—	—	—	—	12	—	—

North America	(65)	—	—	(87)	—	—	—	—	(39)	—	—	(53)	—	—	—	—
EMEA	(7)	—	—	—	—	—	—	—	(5)	—	—	—	—	—	—	—
Latin America	(10)	—	—	—	—	—	—	—	(6)	—	—	—	—	—	—	—
Asia	(224)	—	—	—	—	—	—	—	(136)	—	—	—	—	—	—	—
Global Wealth Management	(306)	—	—	(87)	—	—	—	—	(186)	—	—	(53)	—	—	—	—

Corporate/Other	(634)	—	—	—	263	—	—	—	(390)	—	—	—	192	—	—	—

Total Citi (Continuing Ops)	(1,970)	(937)	(174)	(174)	263	—	—	(9,568)	(1,217)	(607)	(113)	(106)	192	994	—	(8,726)

Discontinued Operations	—	—	—	—	—	—	4,293	—	—	—	—	—	—	—	3,919	—

Total Citi	(1,970)	(937)	(174)	(174)	263	—	4,293	(9,568)	(1,217)	(607)	(113)	(106)	192	994	3,919	(8,726)

(1)  Restructuring charges.

(2)  Intangible asset impairment charge related to Nikko Asset Management.

(3)  Reserve for customer settlements in Consumer Finance Japan.

(4)  Write-down related to the Auction Rate Securities settlement.

(5)  Gain on sale of Citi Global Services Limited.

(6)  Tax benefit related to Japan consumer finance restructuring.

(7)  Gain on sale of German retail banking operations, including the impact of a benefit of a currency hedge put in place post-signing.

(8)  Charges from goodwill impairments related to North America Consumer Banking, Latin America Consumer Banking and EMEA Consumer Banking. This item was not originally included in the 4Q’08 PRDI schedule, but was disclosed in the subsequent 10-K.

Re-formatted totals may not match historicals due to rounding.

Reclassified to conform to the current period’s presentation.

1Q’09 ($mm)

	Pre-tax			After-tax
	(1) Redecard Gain	(2) Litigation Reserve Release	(3) IRS Tax Benefit	(1) Redecard Gain	(2) Litigation Reserve Release	(3) IRS Tax Benefit
North America	—	—	—	—	—	14
EMEA	—	—	—	—	—	—
Latin America	—	—	—	—	—	1
Asia	—	—	—	—	—	7
Regional Consumer Banking	—	—	—	—	—	22

North America	—	250	—	—	154	49
EMEA	—	—	—	—	—	6
Latin America	—	—	—	—	—	2
Asia	—	—	—	—	—	4
Securities and Banking	—	250	—	—	154	61

North America	—	—	—	—	—	1
EMEA	—	—	—	—	—	2
Latin America	—	—	—	—	—	1
Asia	—	—	—	—	—	2
Transaction Services	—	—	—	—	—	6

Total Citicorp	—	250	—	—	154	89

Brokerage and Asset Management	—	—	—	—	—	1

Local Consumer Lending	1,116	—	—	704	—	20

Special Asset Pool	—	—	—	—	—	—

Total Citi Holdings	1,116	—	—	704	—	21

Corporate/Other	—	—	—	—	—	—

Total Citi (Continuing Ops)	1,116	250	—	704	154	110

Discontinued Operations	—	—	—	—	—	—

Total Citi	1,116	250	—	704	154	110

Previous disclosure

	(1) Redecard Gain	(2) Litigation Reserve Release	(3) IRS Tax Benefit	(1) Redecard Gain	(2) Litigation Reserve Release	(3) IRS Tax Benefit
North America	—	—	—	—	—	—
EMEA	—	—	—	—	—	—
Latin America	1,116	—	—	704	—	—
Asia	—	—	—	—	—	—
Global Cards	1,116	—	—	704	—	—

North America	—	—	—	—	—	30
EMEA	—	—	—	—	—	3
Latin America	—	—	—	—	—	1
Asia	—	—	—	—	—	8
Consumer Banking	—	—	—	—	—	42

North America	—	250	—	—	154	46
EMEA	—	—	—	—	—	6
Latin America	—	—	—	—	—	2
Asia	—	—	—	—	—	4
Securities and Banking	—	250	—	—	154	58

North America	—	—	—	—	—	1
EMEA	—	—	—	—	—	2
Latin America	—	—	—	—	—	1
Asia	—	—	—	—	—	2
Transaction Services	—	—	—	—	—	6

North America	—	—	—	—	—	4
EMEA	—	—	—	—	—	—
Latin America	—	—	—	—	—	—
Asia	—	—	—	—	—	—
Global Wealth Management	—	—	—	—	—	4

Corporate/Other	—	—	—	—	—	—

Total Citi (Continuing Ops)	1,116	250	—	704	154	110

Discontinued Operations	—	—	—	—	—	—

Total Citi	1,116	250	—	704	154	110

(1)  Gain on Redecard shares.

(2)  Expense benefit due to a Visa-related litigation reserve release.

(3)  Tax benefit related to the resolution of certain issues in an IRS audit.

Re-formatted totals may not match historicals due to rounding.

Reclassified to conform to the current period’s presentation.